UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2015

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 10, 2015, EnerJex Resources, Inc., through its subsidiaries, EnerJex Kansas, Inc., and Working Interest, LLC, entered into a Purchase and Sale Agreement, dated effective June 30, 2015, with Haas Petroleum, LLC, BAM Petroleum, LLC and MorMeg, LLC, for the sale of various oil and gas leases, equipment and wells in Kansas. The funds will be used for working capital.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Purchase and Sale Agreement dated June 30, 2015, by and among EnerJex Resources, Inc., EnerJex Kansas, Inc., Working Interest, LLC, Haas Petroleum, LLC, BAM Petroleum, LLC and MorMeg, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.,

Date: July 16, 2015	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr. Chief Executive Officer and
President